UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2024

Kezar Life Sciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38542	47-3366145
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Shoreline Court, Suite 300
South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 650 822-5600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	KZR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 18, 2024, the Company held its annual meeting of stockholders. The final results for each of the proposals submitted to a vote of the Company’s stockholders at the meeting are set forth below. The proposals set forth below are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2024.

Proposal 1: The Company’s stockholders elected the two nominees of the Company’s board of directors to serve as Class III directors until the 2027 annual meeting of stockholders, or until their successors are duly elected and qualified, by the votes set forth in the table below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Christopher Kirk, Ph.D.	34,221,909	12,897,306	14,120,365
John Fowler	33,809,463	13,309,752	14,120,365

Proposal 2: The Company’s stockholders did not approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the Company’s definitive proxy statement by the votes set forth in the table below:

Votes For	Votes Against	Abstain	Broker Non-Votes
19,831,332	27,203,746	84,137	14,120,365

Proposal 3: The Company’s stockholders recommended, on an advisory basis, a frequency of “one year” for the advisory vote to approve the compensation paid to the Company’s named executive officers by the votes set forth in the table below:

1 Year	2 Years	3 Years	Abstain
46,911,276	79,026	78,009	50,904

After taking into consideration the foregoing voting results and the prior recommendation of the Company’s Board of Directors (the “Board”) in favor of an annual advisory stockholder vote on the compensation of the Company’s named executive officers (“Say-on-Pay”), the Company will hold future Say-on-Pay votes on an annual basis. The Company will continue to hold Say-on-Pay votes on an annual basis until the occurrence of the next stockholder advisory vote on the frequency of Say-on-Pay, which will occur no later than the Company’s 2030 annual meeting of stockholders.

Proposal 4: The Company’s stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 by the votes set forth in the table below:

Votes For	Votes Against	Abstain
61,107,263	67,863	64,454

Proposal 5: The Company’s stockholders approved an amendment to the Company’s amended and restated certificate of incorporation to effect, at the discretion of the Board of Directors, a reverse stock split of our common stock at a ratio in the range of one-for-two to one-for-twenty, such ratio to be determined at the discretion of the Board of Directors, by the votes set forth in the table below:

Votes For	Votes Against	Abstain
60,451,331	680,669	107,580

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEZAR LIFE SCIENCES, INC.

Date:	June 21, 2024	By:	/s/ Marc L. Belsky
Marc L. Belsky Chief Financial Officer and Secretary